As filed with the Securities and Exchange Commission on January 15, 1997

                                               Registration No. 33-57616
------------------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                          -----------

                         Post-effective
                         Amendment No. 1
                               to
                            Form S-8
                     REGISTRATION STATEMENT
                              UNDER
                   THE SECURITIES ACT OF 1933
                          -----------

                PHARMAKINETICS LABORATORIES, INC.
     (Exact name of registrant as specified in its charter)

         Maryland                         52-1067519
 (State of Incorporation)      (I.R.S. Employer Identification No.)

                    302 West Fayette Street
                   Baltimore, Maryland  21201
                        (410) 385-4500

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


      James K. Leslie, President and Chief Executive Officer
                 PharmaKinetics Laboratories, Inc.
                    Incentive Stock Option Plan
                      302 West Fayette Street
                     Baltimore, Maryland  21201
                          (410) 385-4500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

     The Registrant hereby amends this Registration Statement on Form S-8 (No. 33-57616) to remove from registration 828,063 shares of PharmaKinetics Laboratories, Inc. Common Stock which remain unissued after the expiration in September, 1995 of the Incentive Stock Option Plan described in said Registration Statement.
                          -----------

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-effective Amendment No. 1 to Registration Statement on Form S-8 (No. 33-57616) to be signed on its behalf by the undersigned, thereunto duly authorized, in Baltimore, Maryland on January 15, 1997.

                                    PHARMAKINETICS LABORATORIES, INC.

                                    By: /s/ James K. Leslie
                                        -----------------------------
                                        James K. Leslie
                                        President and
                                        Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Post-effective Amendment No. 1 to Registration Statement on Form S-8 (No. 33-57616) has been signed below by the following persons in the capacities and on the dates indicated.


/s/ James K. Leslie                               January 15, 1997
-------------------
James K. Leslie
President and Chief Executive
Officer, Director
(Principal Executive Officer)

/s/ Taryn L. Kunkel                               January 15, 1997
-------------------
Taryn L. Kunkel
Vice President
(Principal Financial and
Accounting Officer)

/s/ Roger C. Thies                                January 15, 1997
-------------------
Roger C. Thies
Director

-------------------
Thomas F. Kearns, Jr.
Director